DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

Supplement to the Fund's Statement of Additional Information
dated June 28, 2005

On August 18, 2005, the Board of Trustees of Delaware Group State Tax-Free Income Trust unanimously voted to approve changes to the investment strategies and policies of Delaware Tax-Free Pennsylvania Fund (the "Fund"). All changes are effective as of 60 days after the date of this Supplement.

The following amends the information regarding Interest Rate and Index Swaps; Options, Futures and Options on Futures; and Inverse Floaters in the section "Investment Objectives" in the Fund's Statement of Additional Information:

Interest Rate and Index Swaps

The Fund may invest in interest rate and index swaps to the extent consistent with its respective investment objectives and strategies. The Fund will invest in interest rate swaps to adjust its sensitivity to interest rates by changing its duration, to hedge against changes in interest rates or to gain exposure to markets in which the Fund invests. The Fund may also use index swaps as a substitute for futures options or forward contracts if such contracts are not available to the Fund on favorable terms. The Fund may invest up to an aggregate of 20% of its net assets in futures, options and swaps as long as the Fund's investments in these securities when aggregated with other taxable investments and securities that are rated below investment grade do not exceed 20% of the Fund's total net assets.

Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR) or the rate set by the Bond Market Association (BMA). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of up to 30 years.

The Fund may also engage in index swaps, also called total return swaps. In an index swap, the Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed-income securities that are included in the index.

Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of the Fund is the weighted average of the durations of the Fund's fixed-income securities.

If the Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR or BMA payments adjusted every six months. The duration of the floating rate payments received by the Fund may be six months. In effect, the Fund can reduce the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

The Fund may also use swaps to gain exposure to specific markets. Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might theoretically be required to pay in a swap transaction.

The extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

The Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that the Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations.

Interest rate swaps may be considered liquid securities because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Fund will consider the liquidity of each interest rate swap on an individual basis and treat all index swaps as subject to the Fund's limitation on illiquid investments. For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

Interest rate swaps will be priced using market prices. Index swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Options, Futures and Options on Futures

Options - The Fund may invest up to an aggregate of 20% of the Fund's net assets in futures, options and swaps as long as the Fund's investments in these securities when aggregated with other taxable investments and securities that are rated below investment grade do not exceed 20% of the Fund's total net assets. The Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes.

Purchasing Call Options-The Fund may purchase call options to the extent that premiums paid by the Fund do not, in the aggregate, comprise more than 2% of the Fund's total assets. When the Fund purchase a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtain the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

Purchasing Put Options-The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

A put option purchased by the Fund gives the Fund the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Futures and Options on Futures-The Fund may enter into a contract for the purchase or sale for future delivery of securities or foreign currencies. The Fund may invest up to an aggregate of 20% of its net assets in futures, options and swaps as long as the Fund's investments in these securities when aggregated with other taxable investments and securities that are rated below investment grade do not exceed 20% of the Fund's total net assets. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

The purpose of the purchase or sale of futures contracts for the Fund, which consists of a substantial number of municipal securities, is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of municipal securities at higher prices.

With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal securities which the Fund intends to purchase.

To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

In addition, when the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Inverse Floaters

The Fund may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax exempt. Otherwise, the Fund's investments in taxable investments and securities rated below investment grade, including inverse floaters on taxable bonds, are limited to 20% of the Fund's net assets. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction to short-term interest rates or interest rate indices. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments and may increase the volatility of the value of shares of the Fund.

This Supplement is dated January 3, 2006.